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                                                                  Exhibit 10.29






                                                        Contract No. EU-EX-001
                                                                    -----------

               DIGITAL LIGHTWAVE AUTHORIZED DISTRIBUTOR AGREEMENT
                           (International Exclusive)

         This Authorized Distributor Agreement (the "Agreement") is entered into as of ___________ (the "Effective Date") by and between Digital Lightwave, Inc., a Delaware corporation having a principal place of business at 15550 Lightwave Drive, Clearwater, FL 33760 ("Digital"), and _____________ a company formed under the laws of ________, having a place of business at ____________________________________ ("Distributor"). This Agreement includes any Exhibits attached hereto and referenced herein.

1.       DEFINITIONS

         "Competing Products" shall mean products that compete with the Products, a current list of which is set forth on Exhibit G hereto.

         "Demonstration Units" shall mean units or components of a Product purchased by Distributor in order to demonstrate the Product.

         "Documentation" shall mean Digital's then-current printed literature, manuals, brochures and End User License Agreement provided with the Products.

         "End User" shall mean a third party or entity who (a) acquires the Products from Distributor, or (b) is a Global Strategic Account who acquires the Products from Digital, in each case for use rather than distribution or resale.

         "End User License Agreement" shall mean the license agreement between Digital and each End User of Products that is included with the Documentation for each Product.

         "Global Strategic Accounts" shall mean certain customers of Digital with respect to which Digital reserves the right to makes sales in the Territory and Distributor agrees to act as Support Agent as provided in this Agreement, a current list of which is attached hereto as Exhibit D.

         "Intellectual Property Rights" shall mean any patent, copyright, trade name, trademark, trade secret, and any applications therefor, know-how, hardware configuration, computer software programs or applications, circuit or logic designs, tangible or intangible proprietary information, or any other intellectual property right or proprietary information or technology, whether registered or unregistered.

         "Performance Goals" shall mean the Performance Goals set forth on Exhibit F hereto.

         "Periods" shall mean the periods of time for which Performance Goals shall be measured as set forth on Exhibit F hereto.

         "Products" shall mean the Digital products listed in Exhibit A, including all hardware and Software components of such products, together with any accompanying Documentation.

         "Software" shall mean the software components of the Products, including but not limited to software, firmware and mask works.

         "Support Agent" shall mean the role played by Distributor with respect to Global Strategic Accounts in the Territory.

         "Support Agent Fee" shall mean a fee of ten percent (10%) of the net invoice amount for each Product sold by Digital to Global Strategic Accounts in the Territory.



                                        DIGITAL LIGHTWAVE CONFIDENTIAL DOCUMENT
                                                              DO NOT DISTRIBUTE



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         "Support Agent Notice" shall mean the notice form set forth on Exhibit
D which shall evidence Distributor's role as Support Agent with respect to sales of Products by Digital to Global Strategic Accounts located and taking delivery within the Territory.

         "Support Services" shall mean the support services Distributor shall provide for the Products as set forth on Exhibit E hereto.

         "Territory" shall mean the country or countries set forth on Exhibit A.

         "Upgrade" and "Upgraded" means any update, enhancement or improvement of a Product that is made generally available by Digital.

         "Warranty Period" shall mean the warranty period for each Product as set forth on Exhibit A.

2.       APPOINTMENT; PRODUCTS

         2.1 Appointment as Distributor. Subject to all the terms and conditions of this Agreement and solely within the Territory, Digital hereby appoints Distributor, and Distributor accepts such appointment, for the term of this Agreement as an exclusive (except as to Digital as provided hereinafter) distributor of the Products to End Users located and taking delivery within the Territory. Digital shall not appoint any person or entity other than Distributor as its distributor, representative or agent to distribute Products within Territory. Notwithstanding the foregoing, Distributor acknowledges that Digital shall have the exclusive right (i) to distribute Products to Global Strategic Accounts located and taking delivery within the Territory, and (ii) to change the list of Global Strategic Accounts on Exhibit C from time to time, provided that Digital shall use reasonable efforts to provide Distributor with written notice of such changes.

         2.2 Appointment as Support Agent. Subject to all the terms and conditions of this Agreement and solely within the Territory, Digital hereby appoints Distributor, and Distributor accepts such appointment, for the term of this Agreement as an exclusive Support Agent for Products sold by Digital to Global Special Accounts located and taking delivery within the Territory. Digital shall not appoint any person or entity other than Distributor as its representative or agent to support Products sold by Digital to Global Special Accounts located and taking delivery within the Territory.

         2.3 License. Subject to all the terms and conditions of this Agreement, Digital hereby grants and Distributor hereby accepts an exclusive (except as to Digital as provided in Section 2.1) and non-transferable right and license in the Territory to (a) distribute Products to End Users in the Territory, together with the End User License Agreement, and (b) to use Demonstration Units only for the purpose of testing or demonstrating to prospective End Users in accordance with Documentation provided by Digital. Any use of the Product by Distributor shall be subject to a separate written agreement to be negotiated by the parties.

         2.4 Limitation on License. Distributor shall not (a) distribute or resell the Products to or through any distributors, resellers or other sales agents, or (b) advertise, sell or ship the Products outside the Territory without the prior written consent of Digital. Distributor will refer to Digital all orders or inquiries received by Distributor (i) from Global Strategic Accounts, or (ii) relating to the supply of Products for use outside the Territory. Nothing in this Agreement shall be construed as limiting in any manner Digital's marketing, distributor or sales activities or its appointment of other dealers, distributors, licensees or agents outside of the Territory.

         2.5 New Products. Digital may, but shall not be obligated to, change, modify or discontinue any Product at any time. Digital shall have the right, in its sole discretion, from time to time, to add new products or Upgrades to Exhibit A and may remove any discontinued product therefrom.

         2.6 Demonstration Units. Subject to Section 3.9, Distributor shall have the right to purchase up to five (5) Demonstration Units upon the execution of this Agreement and at least two (2) Demonstration Units during each six (6) month period thereafter. The Demonstration Units shall be purchased at the prices specified on Exhibit B and shall be used by Distributor solely for demonstration purposes. Distributor acknowledges that Digital shall have




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the right, in its sole discretion, from time to time to change the
Demonstration Unit prices on Exhibit B upon thirty (30) days' written notice. Demonstration Units may not be resold without the prior written consent of Digital.

3.       TERMS AND CONDITIONS OF SALES BY DISTRIBUTOR

         3.1 Purchase Orders. This Agreement contemplates the contemporaneous and future execution by the parties of one or more purchase orders which shall set forth the following with respect to the Products ordered: (a) identification of the Products, (b) quantity of each Product, (c) ) price of each Product, (d) shipping instructions, and (e) requested delivery date(s). All purchase orders issued under this Agreement shall be subject to the terms and conditions hereof and this Agreement shall supercede any terms and conditions contained in any pre-printed forms submitted by Distributor as, or in connection with, any purchase order. In the event of any discrepancy between the provisions of this Agreement and any purchase order, the provisions of this Agreement shall prevail, unless explicitly stated otherwise in the purchase order and such purchase order is executed by both parties.

         3.2 Acceptance of Purchase Orders. The parties shall be under no obligation to issue or accept any purchase order under this Agreement. No Products shall be furnished to Distributor by virtue of this Agreement alone but shall require the issuance of a purchase order. All purchase orders are subject to Digital's written acceptance. Such written acceptance shall confirm the requested delivery dates or offer alternative delivery dates.

         3.3 Changes and Cancellations. Purchase orders accepted by Digital may be changed or cancelled by Distributor only upon written consent of Digital. Once Digital has accepted a purchase order, Distributor may submit requests to make only the following changes: (a) increase the quantities of Products to be delivered, (b) modify the delivery schedule, or (c) modify the delivery location to another location within the Territory. In the event of Distributor's cancellation or withdrawal of a purchase order without Digital's written consent, and without limiting any other remedy which Digital may have as a result of such cancellation, reasonable cancellation or restocking charges may apply to Distributor (including all expenses then incurred and commitments made by Digital) and shall be paid by Distributor upon demand. Distributor may cancel any purchase order not delivered by Digital within thirty (30) days of an agreed upon delivery date without charge upon written notice to Digital prior to Digital shipping the Products subject to the purchase order.

         3.4 Supply. During the term of this Agreement, subject to the terms and conditions of this Agreement, Digital shall use commercially reasonable efforts to fill promptly (by full or partial shipment) any purchase orders which are accepted by Digital, insofar as practical and consistent with Digital's then-current lead-time and shipping schedules, access to supplies, allocation of available products, and capacity among Digital customers. When Products are in short supply, Digital will use commercially reasonable efforts to allocate Products equitably among its distributors and customers. Nothing in this Agreement shall entitle Distributor to any priority of supply of the Products in relation to Digital's other distributors and customers. Digital shall be entitled to refuse or delay shipments for failure of Distributor to make payments due to Digital whether pursuant to this Agreement or any other contact between Distributor and Digital.

         3.5 Delivery, Title and Risk of Loss. Products are delivered F.O.B. Digital's applicable United States warehouse or place of production. Distributor shall pay all delivery charges to End Users, including without limitation transportation charges and insurance premiums and shall be responsible for all taxes, duties and other governmental assessments. Digital will select the carrier, who will deliver the Products to Distributor at the location(s) shown on the applicable purchase order, or as otherwise agreed to by the parties. Title and risk of loss or damage will pass to Distributor at Digital's United States place of shipment upon delivery to the first carrier. Any loss or damage after delivery to the first carrier, including damage or loss during transportation, will be Distributor's responsibility and will not relieve Distributor of its payment obligation. Any claim by Distributor against Digital for shortage of Products or damage to Products occurring prior to such delivery must be made in writing within thirty (30) days after receipt of shipment and must be accompanied by the original transportation bill signed by the carrier noting that the carrier received the Products from Digital in the condition claimed. Any shipments returned to Digital as a result of Distributor's unexcused delay or failure to accept delivery will require Distributor to pay all additional costs incurred by Digital.

         3.6 Acceptance. Products shall be deemed accepted by Distributor upon delivery.


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         3.7      Prices. The prices payable by Distributor shall be set forth on Digital's then-current price list (the price list in effect as of the Effective Date is set forth on Exhibit B). Distributor acknowledges that Digital shall have the right, exercisable from time to time in Digital's sole discretion, to change the price list in Exhibit B upon thirty (30) days written notice. New prices will apply immediately to all shipments made after such notice period. In the event of any price decrease, Digital may, in its sole discretion, provide Distributor with a credit towards future orders equal to the difference between (a) the price paid by Distributor for Products affected by the decrease that remain in Distributor's inventory upon effectiveness of the decrease (not including Products obtained more than two (2) months before the decrease) and (b) the decreased price for the same amount of such Products. In the event of a special End User price reduction, Digital may, in its sole discretion, adjust Distributor's purchase price on a pro-rata basis or greater.

         3.8 Taxes. Pricing is exclusive of shipping and insurance charges, and federal, state and/or local excise, sales, value-added, import, use, property, distributor, occupation or similar taxes and Distributor agrees to pay all such taxes due on the Products. Such amounts will be added to Distributor's total invoice amount, unless Distributor furnishes Digital with a valid resale or exemption certificate. If Distributor shall be required by any laws to deduct any taxes from or in respect of any sum payable hereunder, (a) the sum payable to Digital shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.8), Digital receives an amount equal to the sum it would have received had no such deductions been made, (b) Distributor shall make such deductions, (c) Distributor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable laws, and (d) within thirty (30) days after the date of such payment, Distributor shall furnish to Digital the original or a certified copy of a receipt evidencing payment thereof.

         3.9 Payments. Upon credit review by Digital, terms of payment will be net sixty (60) days from invoice date. At any time, Digital may require that Distributor (a) make advanced payment for any Demonstration Units or purchase orders, (b) establish a confirmed, irrevocable letter of credit ( an "LC") in favor of Digital issued by a financial institution and in a form and amount acceptable to Digital. Payments shall be made in United States dollars by wire transfer to Digital at such account as Digital may designate in writing.

         3.10 Late Payments. In the event that payment is not received when due, any unpaid balance shall bear interest at the rate of eighteen percent (18%) per annum effective the first day after the scheduled payment date. In addition, Digital shall have the right to (a) sell or otherwise dispose of any Products which are the subject of such late payment and apply the proceeds of the sale to the overdue payment, (b) cancel or suspend delivery of Products to Distributor under any additional purchase order, (c) require Distributor to make advanced payments, or (d) draw against any LC provided by Distributor pursuant to Section 3.8 above.

4.       DISTRIBUTOR'S SALES OBLIGATIONS

Distributor hereby covenants and agrees that, unless otherwise consented to in writing by Digital, Distributor shall comply with the following provisions during the Term of this Agreement.

         4.1 Market and Distribute. Distributor shall use its best efforts to successfully market (including, without limitation, inclusion of the Products in Distributor's catalogs and other promotional materials) and distribute the Products in the Territory on a continuing basis and in compliance with good business practices and Digital's written procedures, and to further ensure that all advertising and marketing materials relating to the Products and/or Digital shall be accurate in all respects. Distributor will use the then-current names used by Digital for the Products (but will not represent or imply that it is Digital or is a part of Digital); provided that all advertisements and promotional materials shall be subject to prior written approval of Digital. Distributor further agrees to carry out such promotional sales campaigns and attend industry or trade shows or conventions within the Territory as Digital may require.

         4.2 Performance Goals. Distributor shall use its best efforts to meet the Performance Goals. In calculating Performance Goals, Support Agent Fees shall be included and the invoice price of all Products returned pursuant to Section 5.4 shall be subtracted. The parties shall negotiate in good faith new Performance Goals for renewal periods, if any, and amend Exhibit F accordingly.



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         4.3      Sale Agreement. Any sales of Products by Distributor shall be made pursuant to an agreement containing reasonable commercial terms which shall include, without limitation (a) a reasonable limitation of liability, which specifically excludes liability on the part of Distributor's manufacturers or suppliers, (b) a provision stating that the buyer is acquiring the Product for its own use and not for resale, and (c) an exclusion of any warranties to End User beyond what is provided in this Agreement.

         4.4 Components. Distributor shall, in all cases, deliver all components of the Products to End Users thereof; such components shall include, without limitation, disks or other media bearing labels, Documentation, and, at Digital's option, advertising and promotional materials supplied by Digital.

         4.5 Designated Employee. Distributor shall, at its own expense, send an employee or agent to be trained in the use, operation and maintenance of the Products by Digital at a mutually agreed upon location within one hundred and twenty (120) days after the Effective Date of this Agreement. Distributor shall be responsible for training an additional number of employees or agents sufficient to demonstrate the Products to its customers and instruct its customers in the use, operation and maintenance of the Products, as applicable. In addition, Distributor shall designate an employee in marketing or support to act as Digital's main contact person for the Products (the "Designated Employee"). Upon request, the Designated Employee shall attend all training sessions regarding sales, marketing, technical or legal compliance training provided by Digital at locations within the Territory.

         4.6 Forecasts. Distributor shall provide Digital with monthly, rolling, non-binding, good faith forecasts of its anticipated requirements and shipping dates for the six (6) month period following such forecasts (or, if shorter, the remaining term of this Agreement).

         4.7 Sales Reports. Distributor shall provide Digital with sales funnel reports by the first day of each calendar month, as well as marketing reports on a periodic basis containing such information about the End Users, the market for the Products, and the distribution thereof within the Territory as Digital may request from time to time.

         4.8 Authorizations. Distributor shall, at its own expense, make, obtain, and maintain in force at all times during the term of this Agreement, all applicable filings, registrations, reports, licenses, permits and authorizations (collectively "Authorizations") required in the various countries in the Territory in order for Distributor to execute and deliver this Agreement and perform its obligations under this Agreement. Digital shall provide Distributor with such assistance as Distributor may reasonably request in making or obtaining any such Authorizations. In the event that the issuance of any Authorization in any country within the Territory is conditioned upon any amendment or modification to this Agreement which is unacceptable to Digital, Digital shall have the right to terminate this Agreement with respect to such country without liability or further obligation whatsoever to Distributor.

         4.9 Compliance with Laws. Distributor shall comply with all laws, regulations and other legal requirements that apply to this Agreement, including, without limitation, tax and foreign exchange legislation, export laws and restrictions, national security controls and other regulations of the United States, countries or regions in the Territory, or other applicable foreign agencies or authorities. Distributor remains solely and exclusively responsible for compliance with all statutes and regulations governing sales to foreign entities. Digital makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations. Failure of Distributor to conduct any sales to foreign entities in strict accordance with all statutes and regulations of all governments and organizations involved shall constitute a material breach of this Agreement. Specifically:

                  4.9.1 Distributor will not export or re-export, or allow the export or re-export of any Products or any copy or direct product thereof except in compliance with and accompanied by all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the United States Department of Commerce. Distributor specifically will not export or re-export, or allow the export or re-export of any Products or any copy or direct product thereof to any Group D:1 or E:2 country (or any national of such country) specified in the then-current Supplement No. 1 to Part 740 of the United States Export Administration Regulations (together with any successor regulations or supplement, "US Export Regulations"), or, in violation of the embargo provisions in Part 746 of the US Export Regulations,




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         except in compliance with and accompanied by all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the United States Department of Commerce.

                  4.9.2 Distributor will advise Digital of any legislation, rule, regulation or other law (including but not limited to any customs, tax, trade, intellectual property or tariff law) which is in effect or which may come into effect in any county in the Territory after the Effective Date of this Agreement and which affects the importation of the Products, or the use and the protection of the Products, or which has a material effect on any provision of this Agreement.

                  4.9.3 Distributor will provide Digital with the assurances and official documents that Digital periodically may request to verify Distributor's compliance with this Section 4.9.3.

         4.10 United States Government End Users. Distributor shall comply with all applicable laws, rules and regulations to preclude the acquisition of unlimited rights to technical data, software and documentation provided with the Products to a governmental agency, and ensure the inclusion of the appropriate "United States Government End Users" notices required by the United States Government agencies or other applicable agencies.

         4.11 Exclusivity. Distributor shall not obtain the Products for distribution or resale, from any person, firm or company, other than Digital.

         4.12 No Competing Products. Distributor shall not distribute or resell Competing Products in the Territory, whether directly or indirectly. Digital shall have the right, in its sole discretion, from time to time, to amend and update the list of Competing Products set forth on Exhibit G.

         4.13 No Unauthorized Representations or Warranties. Distributor hereby covenants and agrees that it shall not provide unauthorized representations to third parties regarding the performance or functional capabilities or characteristics of the Products beyond those stated in Digital's then current printed literature, brochures and End User License Agreement contained with the Products.

         4.14 No Reverse Engineering. Distributor shall not do (or permit any third party to do) any of the following: (a) disassemble, decompile or otherwise reverse engineer the Products or otherwise attempt to learn the circuit, logic, or system design, source code, structure, algorithms or ideas underlying the Products, (b) rent, lease or otherwise provide temporary access to the Products, (c) take any action contrary to any documentation provided with the Product except as expressly and unambiguously allowed under this Agreement, or (d) copy or modify any Software or documentation included with the Products; provided, however, that if Distributor's address set forth above is located within a Member State of the European Community, then such activities shall be permitted solely to the extent PERMITTED BY APPLICABLE LAW.

         4.15 Intellectual Property Rights. Distributor shall not do (or authorize any third party to do) any act which would or might invalidate or be inconsistent with any Intellectual Property Right of Digital and shall assist Digital in maintaining the validity and enforceability of the Intellectual Property Rights of Digital. Distributor will also promptly notify Digital of any infringement of any trademarks or other proprietary rights relating to the Products of which Distributor becomes aware.

5.       DISTRIBUTOR'S SUPPORT OBLIGATIONS

         5.1 Support Agent Notice. This Agreement contemplates the contemporaneous and future execution by the parties of one or more Support Agent Notices, each of which shall be incorporated herein by reference.

         5.2 Support Obligations. Distributor shall provide the Support Services, at Distributor's expense, with respect to all Products (a) sold by Distributor to End Users in the Territory, and (b) sold by Digital to Global Strategic Accounts in the Territory for the applicable Warranty Periods for such Products. In providing the Support Services, Distributor shall use its best efforts to (i) determine whether problems with the Products are due to user or operational error, defects in the Product media, or Product errors, and
(ii) resolve with End Users all user and operational errors. If Distributor believes that End User problems are due to Product errors or defects, it shall



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promptly report this fact to Digital. Distributor shall deliver any error corrections provided by Digital to the appropriate End Users.

         5.3 Support Agent Fee. Distributor shall earn a Support Agent Fee with respect to all Products sold by Digital to Global Special Accounts in the Territory that are the subject of a Support Agent Notice. Distributor shall be responsible for billing and collecting from End Users any fees charged by Distributor for the Support Services.

         5.4      Returns.


                  5.4.1 Distributor will handle and be responsible for all Product returns during the applicable Warranty Period(s) whether such returns are made (a) directly from Distributor after acceptance of Products, or (b) through Distributor by End Users in the Territory who
         (i) bought the Products from Distributor, or (ii) are Global Strategic Accounts that are the subject of a Support Agent Notice.

                  5.4.2 Digital shall bear the cost of freight and insurance to the point of repair for all Products returned to Digital by Distributor after acceptance by Digital but prior to delivery to the End User. Distributor shall bear the cost of freight and insurance to the point of repair for all Products returned to Digital by Distributor on behalf of an End User. Digital will bear the cost of freight and insurance for return of all Products to Distributor.

                  5.4.3 Distributor agrees to obtain a Return Material Authorization ("RMA") prior to returning a Product, such RMA shall include a written authorization from Digital for the return of the Product and a detailed description of the error or defect of the returned Products. If Digital cannot, or determines that it is not practical to, repair or replace the returned Product, the price therefor paid by Distributor or the Global Strategic Account End User, as the case may be, will be refunded. If Digital determines after inspection that a warranty claim is invalid, Digital may charge Distributor for costs incurred by Digital related to such inspection.

         5.5 End User Records. Distributor shall promptly report to Digital all known or suspected Product defects or safety problems and maintain and make available to Digital on reasonable request an accurate and complete list of Distributor's Product End Users by name and address, the Product installation address (if different), the Product components furnished to each End User and the transaction date. Distributor shall retain such information in list form for a period of five (5) years from the transaction date. The obligation to maintain and make such information available to Digital shall survive expiration or termination of this Agreement.

         5.6 Improvements. Distributor shall keep Digital informed as to any problems encountered with the Products and any resolutions arrived at for those problems, and to communicate promptly to Digital any and all modifications, design changes or improvements of the Products suggested by any customer, employee or agent. Distributor further agrees that Digital shall have and is hereby assigned any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the Products, without the payment of any additional consideration therefor either to Distributor, or its employees, agents or customers.

6.       DIGITAL OBLIGATIONS

Digital hereby covenants and agrees that, unless otherwise consented to in writing by Distributor, Digital shall comply with the following provisions during the Term of this Agreement.

         6.1 Product Information. Digital shall provide Distributor with such samples, catalogues, brochures, information and training concerning the Products as Digital may consider appropriate in order to assist Distributor with the sale of Products in the Territory and use reasonable efforts to promptly answer any technical inquiries regarding the Products made by Distributor or its customers.

         6.2 Communicate Changes. Digital shall inform Distributor within a reasonable time of any changes in the Products, terms of payment or delivery schedules.



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7.       REPRESENTATIONS AND WARRANTIES

         7.1 Distributor Representations and Warranties. Distributor represents and warrants that (a) it is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) it has the requisite corporate power and authority and all necessary governmental approvals to carry on its business in the as it is now being conducted, (c) it is duly qualified or licensed to do business, and is in good standing (to the extent applicable) in each jurisdiction within the Territory where the nature of its business makes such qualification or licensing necessary, (d) it has the right, power and authority to enter into this Agreement and to fully perform its obligations under this Agreement, (e) the entering into and performance of this Agreement by Distributor does not violate, conflict with, or result in a material default under any other contract or agreement to which Distributor is a party, or by which it is bound, and (f) the provisions of this Agreement, and the rights and obligations of the parties hereunder, are enforceable under the laws of the jurisdictions in which Distributor does business.

         7.2 Digital General Representations and Warranties. Digital represents and warrants that (a) it has the right, power and authority to enter into this Agreement and to fully perform its obligations under this Agreement, and (b) the entering into and performance of this Agreement by Digital does not violate, conflict with, or result in a material default under any other contract or agreement to which Digital is a party, or by which it is bound.

         7.3 DIGITAL PRODUCT WARRANTY DISCLAIMER. EXCEPT FOR THE WARRANTY MADE DIRECTLY TO END-USERS IN THE END USER LICENSE AGREEMENT, DIGITAL MAKES NO WARRANTIES TO ANY PERSON OR ENTITY WITH RESPECT TO THE PRODUCTS OR ANY LICENSES OR SERVICES PROVIDED HEREUNDER AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF QUALITY, PERFORMANCE, NON-INFRINGEMENT MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOR ARE THERE ANY WARRANTIES CREATED BY COURSE OF DEALING, COURSE OF PERFORMANCE OR TRADE USAGE. DIGITAL DOES NOT WARRANT THAT THE PRODUCTS, OR ANY HARDWARE OR SOFTWARE, ARE OR WILL BE ERROR-FREE OR THAT OPERATION OF THE PRODUCTS WILL BE SECURE OR UNINTERRUPTED AND HEREBY DISCLAIMS ANY AND ALL LIABILITY ON ACCOUNT THEREOF. EXCEPT AS PROVIDED HEREIN, THERE IS NO EXPRESS OR IMPLIED WARRANTY OF NON-INFRINGEMENT. DISTRIBUTOR'S SOLE AND EXCLUSIVE REMEDY FOR INFRINGEMENT IS PROVIDED IN SECTION 10.1 HEREOF. THE FOREGOING EXCLUSIONS ARE AN ESSENTIAL PART OF THIS AGREEMENT AND FORMED THE BASIS FOR DETERMINING THE FEES CHARGED FOR THE PRODUCTS. DISTRIBUTOR WILL HANDLE AND BE RESPONSIBLE FOR ALL WARRANTY RETURNS FROM ITS DIRECT AND INDIRECT CUSTOMERS UNDER THE TERMS SET FORTH IN SECTION 5.4 HEREOF.

8.       INTELLECTUAL PROPERTY; USE OF MARKS

         8.1 Ownership of Intellectual Property. As between the parties, any and all Intellectual Property Rights in and to the Products are owned exclusively by Digital and/or its affiliates and licensors. Distributor agrees not to claim or assert title to or ownership of the Products. Distributor shall not remove or alter any trademark, copyright or proprietary notice from the Products.

         8.2 Software. Any Software supplied with the Product will be governed by the terms of the Documentation. Digital reserves the right to modify any of the specifications, functions or features of any Software, issue new releases, or cease supporting a particular Software program or release at any time. In the event Digital issues a new release of a Software program, Digital may, but shall have no obligation to, support prior releases of the program. Digital reserves the right to require payment for new Software releases.

         8.3 Restrictions on Use and Distribution. Any Software that Digital furnishes with the Product is subject to the following minimum conditions, in addition to those which may be imposed on End Users by the End User License Agreement: (a) Digital (or its supplier) retains all title and ownership to such Software and Digital reserves all rights in patents, copyrights, trade secrets and other intellectual property in it, (b) Distributor may not copy, disassemble, decompile or reverse engineer the Software under any circumstances, nor will Distributor assist or cooperate with third parties attempting any of the foregoing, and (c) Distributor will exercise the same care to prevent any unauthorized copying or dissemination by Distributor's customers and others who are to use the Products as Distributor would take to protect Distributor's own proprietary information, but in no event less than reasonable care.

         8.4 U.S. Government Restricted Rights. The Software and Documentation are computer software/software documentation provided with RESTRICTED AND LIMITED RIGHTS. Use, duplication or disclosure by the U.S. Government is subject to the terms of this Agreement per FAR 12.212 or DFAR 227.7202-3 and, to the extent required under federal law, the restrictions as set forth in FAR 52.227-14 (June 1987) Alternate III(g)(3) (June 1987), FAR 52.227-19 (June 1987), or DFARS 252.227-7013(c)(1)(ii) (October, 1988), as
applicable. Contractor is Digital Lightwave, Inc., 15550 Lightwave Drive, Clearwater, FL 33760.

         8.5 Reverse Engineering. Distributor acknowledges Digital's claim that the Software furnished hereunder contains valuable trade secrets of Digital, and, therefore, agrees that it will not translate, reverse engineer, de-compile or disassemble or make any other unauthorized use of such Software. Since unauthorized use of such Software will greatly diminish the value of such trade secrets and cause irreparable harm to Digital, Distributor agrees that Digital, in addition to any other remedies it may have, shall be entitled to equitable relief to protect such trade secrets, including without limitation temporary and permanent injunctive relief without the proving of damage by Digital.

         8.6      Trademarks

                  8.6.1 Ownership and Use of Digital Marks. Distributor expressly agrees that ownership and all right, title and interest in and to Digital's name or any trademark or trade name relating to the Products (collectively, "Marks") are and shall remain vested solely in Digital; provided, however, that Distributor may use the Marks to the extent and only to such extent necessary to perform Distributor's duties hereunder. Distributor shall continually use its best efforts to protect Digital's Marks. Distributor shall promptly notify Digital of any infringement thereof about which it has actual knowledge. Distributor shall not use, directly or indirectly, in whole or in part, Digital's Marks in connection with any product other than the Products, without the prior written consent of Digital. Upon notice from Digital of its objection to any improper or incorrect use of such Marks, Distributor shall correct or change such usage. Distributor shall indemnify and hold Digital harmless for any and all liability, charges and/or costs of defending against claims arising from improper use by Distributor of such Marks after Digital has in writing objected to Distributor's use of them.

                  8.6.2 Review and Approval of Uses. Distributor must obtain Digital's prior written approval to use any of Digital's Marks in any advertising or literature, and must strictly comply with Digital's instructions regarding their use. Among other things, Distributor will be required to indicate explicitly Digital's ownership of the Mark. At Digital's request, Distributor will submit to Digital for Digital's approval specimens or photographs of Distributor's letterhead, business cards, telephone directory listings, signs and vehicle markings and any other advertising materials in which Distributor indicates an affiliation with Digital or the sale or distribution of the Products. Unless otherwise agreed to in writing by Digital, Distributor shall sell Products only under the Marks affixed thereon or on the packages in which they are delivered, if any, and Distributor shall not have the right to eliminate such Marks or add any other trademark, copyright or patent notice, or trade name thereto. At the expiration or termination of this Agreement, Distributor will immediately discontinue any use of all Digital Marks, as well as any other combination of words, designs, trademarks or trade names that would indicate that Distributor is or was an authorized distributor of the Products. If Digital determines in its sole discretion that Distributor is using the Marks in a manner that disparages, diminishes and/or tarnishes its image and/or reputation, Digital may terminate this Agreement.

                  8.6.3 Assistance. All use by Distributor of the Marks shall inure exclusively to the benefit of Digital and Digital shall retain the exclusive right to apply for and obtain registration of the Marks in all states of the United States and all countries of the world. Upon request of Digital, Distributor shall assist Digital in, but not bear the expense of, securing trademarks or trade names in the region(s) or country(ies) in which Products are or will be sublicensed under this Agreement for technology or products developed by Digital or names or material originated by Digital. Except as described in the previous sentence,

         Distributor agrees not to obtain or attempt to obtain by any manner whatsoever any right, title or interest in or to any of the Marks, domain name or any mark confusingly similar thereto. Distributor shall, and hereby does, assign to Digital any and all proprietary interests it may obtain under the laws of any jurisdiction in the Territory in the name and/or trademarks or words associated with Digital, or the Products, due to use or registration by Distributor of such names, trademarks or words.

9.       CONFIDENTIALITY

Distributor agrees to keep confidential and not disclose or use except in performance of its obligations under this Agreement, confidential or proprietary information related to Digital's technology or business that Distributor learns in connection with this Agreement and any other information received from Digital, including without limitation, to the extent previously, currently or subsequently disclosed to Distributor hereunder or otherwise: information relating to products or technology of Digital or the properties, composition, structure, use or processing thereof, or systems therefor, or to Digital's business (including, without limitation, computer programs, code, algorithms, schematics, data, know-how, processes, ideas, customer information, inventions (whether patentable or not), names and expertise of employees and consultants, all information relating to customers and customer transactions and other technical, business, financial, customer and product development plans, forecasts, Product prices, strategies and information), all of the foregoing, "Confidential Information"). Distributor shall not disclose the terms of this Agreement to any third party or copy this Agreement for any use without the prior written consent of the Digital. Distributor shall use reasonable precautions to protect Digital's Confidential Information and employ at least those precautions that Distributor employs to protect its own confidential or proprietary information. "Confidential Information" shall not include information Distributor can document (a) is in or (through no improper action or inaction by Distributor or any affiliate, agent or employee) enters the public domain (and is readily available without substantial effort), or (b) was rightfully in its possession or known by it prior to receipt from Digital, or (c) was rightfully disclosed to it by another person without restriction, or
(d) was independently developed by it by persons without access to such information and without use of any Confidential Information of Digital. Distributor, with prior written notice to Digital, may disclose such Confidential Information to the minimum extent possible that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency (including a court order or subpoena), provided that reasonable measures are taken to guard against further disclosure, including without limitation, seeking appropriate confidential treatment or a protective order, or assisting Digital to do so.

10.      INDEMNIFICATION

         10.1 Digital. Subject to Section 10.3 below, Digital will defend any third party claim or action against Distributor to the extent such suit or action is based on a third party claim that use of the Products constitutes an infringement of such third party's United States patent issued as of the Effective Date or United States copyright or trademark, and Digital will pay those damages and costs finally awarded against Distributor in any monetary settlement of such suit or action which are specifically attributable to such claim. The foregoing obligation of Digital does not apply with respect to Product or portions or components thereof (a) that are not supplied by Digital,
(b) that are used in violation of this Agreement or in a manner not provided for or described in documentation accompanying the Products, or used in combination with any other software, hardware, network or system, (c) that are modified after shipment by Digital, if the alleged infringement relates to such modification, (d) that are combined with other products, processes or materials where the alleged infringement relates to such combination, (e) with respect to which Distributor continues allegedly infringing activity after being notified thereof or after being informed of modifications that would have avoided the alleged infringement, or (f) where Distributor's use of the Product is incident to an infringement not resulting primarily from the Products. If any Product or any portion of a Product becomes, or in Digital's opinion is likely to become, the subject of a claim of infringement, then Digital may, at its option and expense, (i) procure for Distributor the right to continue using the Product or portion of a Product, as the case may be, or (ii) replace or modify the affected Product or portion of a Product, as the case may be, so that it becomes non-infringing. If neither alternative is reasonably available, Digital may terminate this Agreement. THE FOREGOING STATES DIGITAL'S ENTIRE LIABILITY FOR INFRINGEMENT CLAIMS.

         10.2 Distributor. Distributor shall indemnify, defend and hold harmless Digital and its officers, directors, agents and employees from all losses, costs, expenses, damages, claims and liabilities (including reasonable attorneys' fees) to which Digital shall be subject, or for which Digital shall be liable arising out of: (a) any breach by Distributor of its obligations, representations and warranties under this Agreement, (b) any failure by Distributor to pay required taxes, and
(c) except for claims for which Digital is obligated to indemnify Distributor pursuant to Section 10.1 above, any other claims arising out of Distributor's resale of Products.

         10.3 Indemnification Procedures. A party's obligations to indemnify the other party with respect to any third party claim, action or proceeding shall be conditioned upon the indemnified party: (a) providing the indemnifying party with prompt written notice of such claim, action or proceeding, (b) permitting the indemnifying party to assume and solely control the defense of such claim, action or proceeding and all related settlement negotiations, with counsel chosen by the indemnifying party, and (c) cooperating at the indemnifying party's request and expense with the defense or settlement of such claim, action or proceeding which cooperation shall include providing reasonable assistance and information. No indemnified party shall enter into any settlement agreement for which it will seek indemnification under this Agreement from the indemnifying party without the prior written consent of the indemnifying party. Nothing herein shall restrict the right of a party to participate in a claim, action or proceeding through its own counsel and at its own expense.

         10.4 LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, DIGITAL WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (A) ANY AMOUNTS IN EXCESS OF THE LESSER OF (I) THE AGGREGATE OF THE AMOUNTS PAID TO DIGITAL HEREUNDER DURING THE SIX MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION AROSE, OR (II) $50,000, (B) INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH DAMAGES ARE FORESEEABLE OR DIGITAL HAS BEEN ADVISED OR HAS CONSTRUCTIVE KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM DIGITAL'S PERFORMANCE OR NON-PERFORMANCE PURSUANT TO ANY PROVISION OF THIS AGREEMENT OR THE USE OF THE PRODUCTS (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES) SUCH AS, BUT NOT LIMITED TO LOSS OF REVENUE OR ANTICIPATED PROFITS, LOSS OF BUSINESS OR LOSS OF USE, (C) COST OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, OR (D) LOSS OR CORRUPTION OF DATA OR INTERRUPTION OF USE OR BUSINESS. DIGITAL SHALL HAVE NO LIABILITY FOR ANY FAILURE OR DELAY DUE TO MATTERS BEYOND ITS REASONABLE CONTROL. NOTWITHSTANDING THE FOREGOING, THIS
SECTION 10.4 SHALL NOT LIMIT LIABILITY FOR DAMAGES THAT ARE THE SUBJECT OF INDEMNIFICATION PURSUANT TO SECTION 10.1 ABOVE.

         10.5 Exception. If for any reason, by operation of law or otherwise, any of the limitations of liability set forth above are unenforceable, Distributor agrees that Digital's entire liability arising out of or in connection with this Agreement shall be limited to indemnifying and holding Distributor harmless from (a) any loss or damage to real property, or
(b) any loss or damage arising from bodily injury, including death, when such loss or damage is caused by the grossly negligent acts or omissions or intentional wrongdoing of Digital's employees or agents arising out of the performance of this Agreement, provided that Distributor gives Digital prompt written notice of any such claim of loss or damage and allows Digital to control, and fully cooperates with Digital in, the defense of such claim and all related settlement negotiations.

11.      TERM AND TERMINATION

         11.1 Term. This Agreement shall commence on the Effective Date and shall remain in full force and effect (unless terminated earlier as provided below) for an initial term of one (1) year (the "Initial Term") and shall automatically renew for additional one (1) year periods (each, a "Renewal Term", and together with the Initial Term, the "Term"). Distributor understands and acknowledges that after the expiration or earlier termination of this Agreement, Distributor shall have no right whatsoever to continue as a dealer or Distributor of the Products.

         11.2 Mutual Termination. This Agreement may be terminated by either party as follows:

                  11.2.1 At the end of the Initial Term or any Renewal Term upon thirty (30) days' written notice to the other party.

                  11.2.2 Immediately if the other party breaches any material term or condition of this Agreement and fails to remedy the breach within thirty (30) days' written notice from the non-breaching party (or within ten (10) days' written notice for any failure to pay).

                  11.2.3 Immediately upon written notice if the other party has a petition filed by or against it under any state or federal bankruptcy or insolvency laws (or their foreign equivalents) which petition has not been dismissed or set aside within sixty (60) days of filing.

                  11.2.4 Immediately upon written notice if the other party ceases to function as a going concern or to conduct operations in the normal course of business.

         11.3 Termination by Digital. Digital may terminate this Agreement upon the occurrence of any of the following events:

                  11.3.1 Immediately if there is a material change in the management, ownership or control of Distributor.

                  11.3.2 Immediately if Distributor breaches any obligation set forth in Section 4.9, Section 5 or Section 8 hereof.

                  11.3.3 Upon thirty (30) days' written notice if Distributor fails to meet the Performance Goals for either (a) any two (2) Periods, or (b) on an annual basis.

         11.4 Effect of Termination for Any Reason. In the event of termination of this Agreement for any reason:

                  11.4.1 All outstanding unpaid invoices rendered by Digital shall become immediately payable by the Distributor and invoices in respect of Products ordered prior to termination but for which an invoice has not been submitted shall be payable immediately upon submission of invoice.

                  11.4.2 The license granted pursuant to Section 2.3 and the right to use the Marks granted pursuant to Section 8.6.1 shall terminate immediately.

                  11.4.3 Digital shall be entitled (but not obligated) to repurchase from the Distributor all or part of any inventory of Products then held by the Distributor at the invoice value of such Products (or if cover, the value at which they stand in the books of the Distributor), provided that (a) Digital shall be responsible for arranging and for the cost of transport and insurance, and (b) Distributor may sell Products for which it has accepted orders from customers prior to the date of termination.

                  11.4.4   Distributor shall at its own expense within thirty
         (30) days send to Digital (or otherwise dispose of in accordance with the instructions of Digital) any (a) sample Products, (b) components of Products, (c) Products loaned to Distributor by Digital to assist with repairs, and (d) all promotion or sales material relating to the Products then in its possession or control.

                  11.4.5 Subject to Section 11.5, Distributor shall be obligated to continue providing Support Services through the end of all applicable Warranty Periods.

                  11.4.6 Distributor shall cease to promote, market or advertise the Products or to make use of the Marks.

                  11.4.7 Distributor shall have no claim against Digital for compensation for loss of distribution rights, loss of goodwill or any similar loss.

         11.5 Additional Effects of Termination. In the event that (a) this Agreement is terminated by Digital as provided herein, or (b) after termination of this Agreement for any reason, Digital determines in its sole reasonable discretion that Distributor has failed to perform the ongoing Support Services required by Section 11.4.5:

                  11.5.1 Distributor's role as Support Agent and all obligations of Distributor set forth in Section 5 hereof shall be terminated and Distributor shall cease all contact with End Users in the Territory.

                  11.5.2 Digital shall assume all service and support obligations for End Users in the Territory.

                  11.5.3 Distributor shall be required to make the following payments to Digital:

                           (A) With respect to each Product purchased by an End User that (i) is a Global Strategic Account, and (ii) is the subject of a Support Agent Notice, Distributor shall be required to repay to Digital that portion of the Support Agent Fee equal to the percentage of time remaining in the longest Warranty Period applicable to such Product.

                           (B) With respect to each Product purchased by an End User from Distributor, Distributor shall be required to repay to Digital that portion of the Implied Support Agent Fee equal to the percentage of time remaining in the longest Warranty Period applicable to such Product. For purposes of this Agreement, "Implied Support Agent Fee" shall mean an amount equal to ten percent (10%) of the net invoice price.

         11.6 Survival. The following provisions of this Agreement shall survive any termination of this Agreement: Sections 7, 8, 9, 10, 11.4, 11.5,
11.6 and 12.

12.      GENERAL.

         12.1 Entire Agreement; Amendment. This Agreement constitutes the entire agreement between Distributor and Digital and supercedes all previous and/or inconsistent agreements, negotiations, representations and promises, written and oral, regarding the subject matter. Except for Digital's changes to Exhibit A, Exhibit B, Exhibit C and Exhibit G, no modification, course of conduct, amendment, supplement to or waiver of this Agreement or any provisions hereof shall be binding upon the parties unless made in writing and duly signed by both parties.

         12.2 Waiver. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights.

         12.3 Notices. Notices under this Agreement shall be sufficient only if in writing and transmitted via facsimile (with confirmation of receipt), personally delivered, delivered by a major commercial rapid delivery courier service or mailed, postage or charges prepaid, by certified or registered mail, return receipt requested to a party at the addresses set forth below or as amended by notice pursuant to this Section 12.3. If not received sooner, notice by mail shall be deemed received five (5) days after deposit in the mails:

                  If to Digital:

                           Digital Lightwave, Inc.
                           15550 Lightwave Drive
                           Clearwater, FL  33760
                           Attn:  Vice President of Sales
                           Facsimile: (727) 442-6664

                  If to Distributor:

                           -------------------------------

                           -------------------------------
                           Attn:
                                --------------------------
                           Title:
                                 -------------------------
                           Facsimile:
                                     ---------------------

         12.4 Relationship of Parties. The parties hereto expressly understand and agree that Distributor is an independent contractor and the parties are not partners, joint venturers or otherwise affiliated. Digital shall not hold itself out as a representative or agent of Digital. Neither party has any right or authority to assume or create any obligations of any kind or to make any representation or warranty on behalf of the other party, whether express or implied, or to bind the other party in any respect whatsoever. Distributor shall be solely responsible for all of its employees and agents and its labor costs and expenses arising in connection with this Agreement and will indemnify Digital from any and all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses and liabilities of any type whatsoever that may arise on account of the activities of Distributor's employees or agents including without limitation, providing unauthorized representations or warranties (or failing to effectively disclaim all warranties and liabilities on behalf of Digital) to its customers or breaching any term, representation or warranty of this Agreement Digital is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Distributor, nor with Distributor's employment of other persons or incurring of other expenses. Except as expressly provided herein, Digital shall have no right to exercise any control whatsoever over the activities or operations of Distributor.

         12.5 Headings. The sections and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or paragraphs.

         12.6 Severability. Distributor and Digital intend this Agreement to be a legally enforceable instrument. If any provision of this Agreement is held invalid, such invalidity shall not affect other provisions, which can be given effect without the invalid provision, and to this end the provisions of this Agreement are declared severable.

         12.7 Assignment. This Agreement shall be binding upon Distributor, its successors, legal representatives and assigns. Neither party may assign this Agreement or any of its rights or licenses hereunder, or delegate any of its obligations without the prior written consent of the other party, provided that Digital may assign this Agreement to its affiliates without Distributor's consent. For purposes of this definition, "affiliate" shall mean an entity directly or indirectly controlling, controlled by or under common control with Digital, and "control" shall mean ownership or control, directly or indirectly, of over fifty percent (50%) of the outstanding voting shares of a party. Any attempted assignment in violation of this Agreement shall be void and without effect.

         12.8 Force Majeure. Neither Party shall be held liable for failure to fulfill its obligations other than payment obligations under this Agreement, if the failure is caused by flood, extreme weather, fire, or other natural calamity, acts of governmental agency, verifiable industry wide shortages of components or other causes beyond the reasonable control of such Party, and the term for performance shall be increased to a reasonable period of time.

         12.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.10 Governing Law. This Agreement will be enforced and construed in accordance with the laws of the State of Florida, excluding its conflict of laws rules. The parties agree that any suit or proceeding arising under this Agreement shall be instituted only in a court of law located in the State of Florida, USA, and the parties hereby irrevocable agree and submit to the jurisdiction and venue of any such proceeding and agree that service of process may be effected in the same manner notice is given hereunder. In any action to enforce this Agreement the prevailing party will be entitled to costs and reasonable attorneys' fees. This Agreement shall not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

         12.11 Limitation on Actions. No suit or proceeding arising under this Agreement, in contract, tort or otherwise, may be brought by either party more than one (1) year after the aggrieved party has actual notice of the facts or circumstances upon which the suit or proceeding arises.

         12.12 English Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.


DIGITAL LIGHTWAVE, INC.
                                          -------------------------------------
                                                    (Distributor Name)

By:                                       By:
   -------------------------------           ----------------------------------
         (Authorized Signature)***               (Authorized Signature)***

----------------------------------           ----------------------------------
              (Print Name)                             (Print Name)

Title:                                    Title:
      ----------------------------              -------------------------------


*** An "Authorized Signature" means the signature of a senior or executive officer of the company.

Attached Exhibits
-----------------

A        Territory, Products and Warranty Periods
B        Price List
C        Global Strategic Accounts
D        Support Agent Notice
E        Support Services
F        Performance Goals
G        Competing Products

                                   EXHIBIT A

                   PRODUCTS, WARRANTY PERIODS AND TERRITORY*
                   -----------------------------------------



         PRODUCT/COMPONENTS                          WARRANTY PERIOD
         ------------------                          ---------------

         NIC 10G                                         3 Years

         NIC 2.5G                                        3 Years

         NAA IV                                          1 Year

         DCA 425                                         1 Year



















TERRITORY
---------



















---------------
* Last updated by Digital on _______________ ____, 200__.

                                   EXHIBIT B

                                  PRICE LIST*
                                  -----------









                                 SEE ATTACHED





























---------------
* Last updated by Digital on _______________ ____, 200__.

                                   EXHIBIT C

                          GLOBAL STRATEGIC ACCOUNTS*
                          --------------------------







































---------------
* Last updated by Digital on _______________ ____, 200__.

                                   EXHIBIT D

                            DIGITAL LIGHTWAVE, INC.

                              SERVICE AGENT NOTICE
                              --------------------



Customer Name:
              -----------------------------------
Customer Address:
                 --------------------------------
Contact Person Name and Title:
                              -------------------
Contact Person's Email Address:
                               ------------------
Contact Person's Telephone Number:
                                  ---------------

---------------------------------    ------------    ---------------------------    ----------------------------------
PRODUCTS PURCHASED                   QUANTITY        SERIAL NUMBERS                 SHIPMENT DATE
---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------

---------------------------------    ------------    ---------------------------    ----------------------------------



Additional Comments:

---------------------------------

---------------------------------

---------------------------------

---------------------------------

---------------------------------




Accepted:                                 DIGITAL LIGHTWAVE, INC.

[NAME OF DISTRIBUTOR]                     By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
Name:                                     Title:
     ----------------------------               ------------------------------
Title:
      ---------------------------
Date:
     ----------------------------

                                   EXHIBIT E

                               SUPPORT SERVICES*
                               -----------------



This exhibit may be modified in the future as the Customer Service and Support
(CSS) role changes or if CSS resources are increased to assume a greater role requiring direct intervention with International customers.

The importance of enforcing these requirements cannot be over emphasized due to the consistent level of service our customers have become accustomed to.

o Distributor must provide Tier I technical support resources and technical Subject Matter Expertise (SME) to their customers prior to any technical escalation to Digital, This support should be 7 day by 24 hour support. Customer Service and Support Organization, specifically the Customer Technical Support (CTS) group. All incidents that do adhere to the International service and support requirements will be judged as legitimate escalations and managed accordingly with the highest level of professionalism.

o Hardcopy technical assistance material includes the utilization of CSS-Technical Support Bulletins (TSB) and Product User or Operations Manuals that is provided by Digital-R&D. TSBs are published by CTS on a regular basis to provide technical assistance for both internal and external personnel. Product User and Operations Manuals are updated with subsequent revision levels when product features are enhanced or corrective text is required. (TSBs contain highly proprietary data and will only be distributed to International distributors that have attained full non-disclosure status with Digital.)

o Electronic technical assistance records includes all TSB and Applications Notes (Apps Note), Frequently Asked Questions (FAQs) and other data that is depicted in electronic form in the CSS section of Digital Web page. This data will be updated as necessary on a regular basis by the CTS group at no cost. (APPS NOTES DO NOT CONTAIN PROPRIETARY DATE AND CAN BE FREELY DISTRIBUTED TO ANY ORGANIZATIONS OR PERSONNEL THAT HAVE NOT ATTAINED FULL NON-DISCLOSURE STATUS WITH DIGL WITHOUT EXPOSING ANY TECHNOLOGY OR COMPANY SENSITIVE DATA.)


International Distributors Technical Escalation - Any incident that meets the requirements depicted on page one of this document will be declared a legitimate technical assistance incident









---------------
* Last updated by Digital on _______________ ____, 200__.

                                   EXHIBIT F

                              PERFORMANCE GOALS*
                              ------------------



-------------    ------------------------------------    ----------------------
Period 1

-------------    ------------------------------------    ----------------------
Period 2

-------------    ------------------------------------    ----------------------
Period 3

-------------    ------------------------------------    ----------------------
Period 4

-------------    ------------------------------------    ----------------------
Period 5

-------------    ------------------------------------    ----------------------
Total

-------------    ------------------------------------    ----------------------














---------------
* Last updated by Digital on _______________ ____, 200__.

                                   EXHIBIT G

                              COMPETING PRODUCTS*
                              -------------------


TEKTRONIX:
--------------------------------------   ------------------------------------   --------------------------------------
OTS 9010                                 OTS 9100                               CTS 710
--------------------------------------   ------------------------------------   --------------------------------------
CTS 850                                  SJ 300 E                               ST 112
--------------------------------------   ------------------------------------   --------------------------------------
ST 2400A                                 OTS9000
--------------------------------------   ------------------------------------   --------------------------------------


OPTRAN TECHNOLOGIES
--------------------------------------   ------------------------------------   --------------------------------------
BRM 16                                   BRM 64                                 TRANSEXPERT
--------------------------------------   ------------------------------------   --------------------------------------


ACTERNA
--------------------------------------   ------------------------------------   --------------------------------------
ANT 5                                    TPI 750                                TBERD 224
--------------------------------------   ------------------------------------   --------------------------------------
ANT 10GIG                                TBERD 2310                             TBERD 307
--------------------------------------   ------------------------------------   --------------------------------------
ANT 20                                   TBERD 310                              2230
--------------------------------------   ------------------------------------   --------------------------------------
ANT 20 SE                                2209                                   CENTEST BTS
--------------------------------------   ------------------------------------   --------------------------------------
CENTEST REMOTE DS3, DS1 DS0              NETANALYST SOFTWARE SOFTWARE           OLS-155 OPTICAL SPECTRUM ANALYZER
--------------------------------------   ------------------------------------   --------------------------------------


SPIRENT
--------------------------------------   ------------------------------------   --------------------------------------
ADTECH AX/4000 BROADBAND TEST SYSTEM     HEKIMIAN REACT 2001                    HEKIMIAN 6700 DIGITAL REMOTE TEST UNIT
--------------------------------------   ------------------------------------   --------------------------------------
HEKIMIAN 6760 DRTU
--------------------------------------   ------------------------------------   --------------------------------------


GNUBI
--------------------------------------   ------------------------------------   --------------------------------------
EPX16 SYSTEM                             EPX16 SONET                            EPX16 SDH
--------------------------------------   ------------------------------------   --------------------------------------


EXFO
--------------------------------------   ------------------------------------   --------------------------------------
FTB-300 UNIVERSAL TEST SYSTEM            FTB-5240 OPTICAL SPECTRUM ANALYZER
--------------------------------------   ------------------------------------   --------------------------------------


ICT ELECTRONICS
--------------------------------------   ------------------------------------   --------------------------------------
VICTORIA
--------------------------------------   ------------------------------------   --------------------------------------


ANRITSU
--------------------------------------   ------------------------------------   --------------------------------------
MP 1570 A
--------------------------------------   ------------------------------------   --------------------------------------


INNOCOR
--------------------------------------   ------------------------------------   --------------------------------------
SONET MASTER
--------------------------------------   ------------------------------------   --------------------------------------


AVANTAS
--------------------------------------   ------------------------------------   --------------------------------------
STG
--------------------------------------   ------------------------------------   --------------------------------------


SUNRISE
--------------------------------------   ------------------------------------   --------------------------------------
SUNSET OCX                               SUNSET PDH                             SUNSET SDH
--------------------------------------   ------------------------------------   --------------------------------------


AGILENT
--------------------------------------   ------------------------------------   --------------------------------------
37718 A                                  37718 B                                37718 C
--------------------------------------   ------------------------------------   --------------------------------------
156 MTS
--------------------------------------   ------------------------------------   --------------------------------------


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* Last updated by Digital on _______________ ____, 200__.